SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 11, 1998
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                  CELLULAR COMMUNICATIONS INTERNATIONAL, INC.
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               (Exact Name of Registrant as Specified in Charter)


    Delaware                        0-19363                       13-3221852
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(State or Other                  (Commission                    (IRS Employer
Jurisdiction of                  File Number)                Identification No.)
Incorporation)


110 East 59th Street, New York, New York                            10022
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(Address of Principal Executive Offices)                         (Zip Code)

Registrant's Telephone Number, including area code  (212)906-8480
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5.     Other Events.

     On March 11, 1998, Cellular Communications International, Inc. (the "Company"), announced that it priced a concurrent offering of Senior Notes due 2005 (the "Senior Notes") and Convertible Subordinated Notes due 2005 (the "Convertible Notes" and, together with the Senior Notes, the "Notes"). The Company will raise approximately Euro 147 million (approximately $163 million) of gross proceeds from the issue of the Senior Notes and approximately $75 million from the issue of the Convertible Notes.

     A copy of the press release issued by the Company announcing the above is attached hereto as an exhibit and incorporated herein by reference.


Item 7.     Financial Statements and Exhibits.

            Exhibits

            99    Press Release issued March 11, 1998.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                        CELLULAR COMMUNICATIONS INTERNATIONAL, INC.
                                          (Registrant)



                        By: \s\ Richard J. Lubasch
                        Name: Richard J. Lubasch
                        Title: Senior Vice President, Treasurer, Secretary
                                and General Counsel


Dated: March 11, 1998

                                  EXHIBIT INDEX



Exhibit                                                                 Page


99          Press Release issued on March 11, 1998.